Exhibit 10.2
FIRST AMENDMENT TO THE
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
PWP HOLDINGS LP,
a Delaware limited partnership
This FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PWP HOLDINGS LP (this “Amendment”), is made and entered into as of December 31, 2023 (“Effective Date”), by PWP GP LLC, a Delaware limited liability company, as the general partner (the “General Partner”), pursuant to Section 6.1(g)(iii) of the Amended and Restated Agreement of Limited Partnership of PWP Holdings LP, dated as of June 24, 2021 (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.
WHEREAS, on the Effective Date, (a) in accordance with section 17-220 of the Delaware Revised Uniform Limited Partnership Act (as it may be amended from time to time, and any successor to such statute, the “Act”), PWP Professional Partners LP, a Delaware limited partnership (such entity, prior to the Professionals Division (as defined below), “Professionals” and, from and after the Professionals Division, “AmCo Professionals”), was divided into AmCo Professionals, PWP AdCo Professionals LP, a Delaware limited partnership (“AdCo Professionals”), and PWP VoteCo Professionals LP, a Delaware limited partnership (“VoteCo Professionals”), pursuant to that certain Plan of Division, dated as of the Effective Date, with AmCo Professionals continuing as the “surviving partnership” under the Act (the “Professionals Division”), and (b) promptly thereafter, Perella Weinberg Partners LLC, a Delaware limited liability company, in its capacity as general partner of AmCo Professionals, caused a Certificate of Amendment to be filed with the Delaware Secretary of State, pursuant to which AmCo Professionals’ name was changed to “PWP AmCo Professionals LP”;
WHEREAS, in connection with the consummation of the Professionals Division, among other things, (a) AdCo Professionals was allocated, among other things, all Partnership Class A Common Units (as defined in the Agreement), (b) VoteCo Professionals was allocated all shares of Class B-1 common stock of Perella Weinberg Partners, a Delaware corporation, par value $0.001 per share, (c) AdCo Professionals adopted the Agreement of Limited Partnership of AdCo Professionals, dated as of the Effective Date, (d) VoteCo Professionals adopted the Agreement of Limited Partnership of VoteCo Professionals, dated as of the Effective Date, (e) each Professionals Class A-1 Common Unit (as defined in the Agreement) was converted into one Class A-1 Common Unit of VoteCo Professionals and one Class A-1 Common Unit of AdCo Professionals, (f) each Professionals Class A-2 Common Unit (as defined in the Agreement) was converted into one Class A-2 Common Unit of VoteCo Professionals and one Class A-2 Common Unit of AdCo Professionals and (g) each Professionals Class A-3 Common Unit (as defined in the Agreement) was converted into one Class A-3 Common Unit of VoteCo Professionals and one Class A-3 Common Unit of AdCo Professionals;
WHEREAS, pursuant to Section 6.1(g)(iii) of the Agreement, the General Partner has the power, without the consent of any of the Limited Partners, to amend the Agreement to reflect a change that is of an inconsequential nature or does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity or mistake, or correct or supplement any provision in the Agreement not inconsistent with applicable law or with other provisions;
WHEREAS, the General Partner has determined that it is necessary and desirable to amend the Agreement, and desires to amend the Agreement, in each case as set forth herein; and
WHEREAS, concurrently herewith, AdCo Professionals is executing a joinder to the Agreement (as amended by this Amendment) and the General Partner is admitting AdCo Professionals as a Substituted Limited Partner (as defined in the Agreement) pursuant to Section 10.4 of the Agreement.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendment. Pursuant to Section 6.1(g)(iii) of the Agreement, the Agreement is hereby amended as follows:
a.The Preamble is hereby amended to replace “PWP Professional Partners LP, a Delaware limited partnership (“Professionals”)” with “PWP AdCo Professionals LP, a Delaware limited partnership (“AdCo Professionals”)”.
b.The fourth recital is hereby amended to replace “Professionals” with “PWP Professional Partners LP, a Delaware limited partnership (such entity, prior to the Professionals Division, “Professionals” and, from and after the Professionals Division, “AmCo Professionals”)”.
c.Section 1.1 is hereby amended to amend and restate the following definitions in their entirety:
i.“Professionals Class A Common Units” means (a) prior to the Professionals Division, the “Partnership Class A Common Units” of Professionals, as defined in the Professionals LPA, and (b) from and after the Professionals Division, the “Partnership Class A Common Units” of AdCo Professionals, as defined in the AdCo Professionals LPA.
ii.“Professionals Class A-1 Common Units” means (a) prior to the Professionals Division, the “Partnership Class A-1 Common Units” of Professionals, as defined in the Professionals LPA, and (b) from and after the Professionals Division, the “Partnership Class A-1 Common Units” of AdCo Professionals, as defined in the AdCo Professionals LPA.
iii.“Professionals Class A-2 Common Units” means (a) prior to the Professionals Division, the “Partnership Class A-2 Common Units” of Professionals, as defined in the Professionals LPA, and (b) from and after the Professionals Division, the “Partnership Class A-2 Common Units” of AdCo Professionals, as defined in the AdCo Professionals LPA.

iv.“Professionals Class A-3 Common Units” means (a) prior to the Professionals Division, the “Partnership Class A-3 Common Units” of Professionals, as defined in the Professionals LPA, and (b) from and after the Professionals Division, the “Partnership Class A-3 Common Units” of AdCo Professionals, as defined in the AdCo Professionals LPA.
v.“Professionals Notice of Redemption and Exchange” means (a) prior to the Professionals Division, a “Notice of Redemption and Exchange”, as defined in the Professionals LPA, and (b) from and after the Professionals Division, a “Notice of Exchange”, as defined in the AdCo Professionals LPA.
vi.“Professionals Partner” means (a) prior to the Professionals Division, a limited partner of Professionals, and (b) from and after the Professionals Division, a limited partner of AdCo Professionals.
d.Section 1.1 is hereby amended to add the following definitions:
i.“AdCo Professionals” has the meaning set forth in the Preamble.
ii.“AdCo Professionals LPA” means the Agreement of Limited Partnership of AdCo Professionals, dated as of December 31, 2023, as amended, restated, modified or supplemented from time to time.
iii.“Professionals Division” means the division of Professionals, in accordance with section 17-220 of the Act, into AmCo Professionals, AdCo Professionals and PWP VoteCo Professionals LP, a Delaware limited partnership, pursuant to that certain Plan of Division, dated as of December 31, 2023, with AmCo Professionals continuing as the “surviving partnership” under the Act.
iv.“AmCo Professionals” has the meaning set forth in the Recitals.
e.Section 5.5 is hereby amended and restated as follows:
“Notwithstanding anything herein to the contrary, for financial reporting purposes in accordance with Section 8.1, AdCo Professionals may be viewed to have made a contribution to the Partnership by granting an economic interest to its partners which require services rendered by such partners to the Partnership. Such contribution is not deemed to increase the Capital Account or ownership percentage of AdCo Professionals in the Partnership, nor does it affect future distributions to AdCo Professionals.”
f.Clause (v) of Section 6.2(b) is hereby amended and restated as follows:
“(v) all organizational and operational expenses reasonably incurred by (A) prior to the Professionals Division, Professionals, (B) from and after the Professionals Division, AdCo Professionals or VoteCo Professionals or (C) their respective general partners (in such capacity), including all payments, advances and other expenses in connection with any indemnity or similar obligation of any such Person.”
g.The reference in Section 11.3 of the Agreement to “section 7.8” of the Professionals LPA is hereby replaced with “Schedule 1.2” to the AdCo Professionals LPA.
h.Wherever the context so requires, references in the Agreement (including those references included as part of other capitalized and defined terms, but excluding any references made in the preamble or recitals) to (i) “Professionals” shall be (A) replaced with “AdCo Professionals” or (B) deemed to refer to both “Professionals” (prior to the Professionals Division) and “AdCo Professionals” (from and after the Professionals Division) and (ii) “the Professionals LPA” shall be (A) replaced with “the AdCo Professionals LPA” or (B) deemed to refer to both “the Professionals LPA” (prior to the Professionals Division) and “the AdCo Professionals LPA” (from and after the Professionals Division).
2.Miscellaneous. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.
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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.
GENERAL PARTNER:
PWP GP LLC
By: Perella Weinberg Partners, its sole member
By: /s/ Gary Barancik
Name: Gary Barancik
Title: Authorized Person

[First Amendment to the Amended and Restated Agreement of Limited Partnership of PWP Holdings LP]